SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 27, 1996
                Date of Report (Date of earliest event reported)


                         UNIROYAL CHEMICAL CORPORATION
                     (formerly UCC Investors Holding, Inc.)
               (Exact name of registrant as specified in charter)


         DELAWARE                    0-25586                 06-1258925
(State or other jurisdiction   (Commission file number)    (IRS employer
     of incorporation)                                   identification no.)


                       UNIROYAL CHEMICAL COMPANY, INC.
              (Exact name of registrant as specified in charter)


    NEW JERSEY                     33-66740                  06-1148490
(State or other jurisdiction   (Commission file number)    (IRS employer
  of incorporation)                                       identification no.)

   BENSON ROAD, MIDDLEBURY, CONNECTICUT                             06749
(Address of principal executive offices)                         (Zip code)


                               (203) 573-2000
            (Registrants' telephone number, including area code)


     The Registrants are not required by Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act") to file this report, which is being filed to comply with certain provisions of the indentures applicable to three series of outstanding public debt of Uniroyal Chemical Corporation ("UCC") and one series of such debt of Uniroyal Chemical Company, Inc. ("Uniroyal Chemical").

ITEM 4.    CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

     Pursuant to an Agreement and Plan of Merger dated as of April 30, 1996, as amended, by and among UCC, Crompton & Knowles Corporation ("Crompton") and Tiger Merger Corp., a wholly owned subsidiary of Crompton ("Subcorp"), Subcorp was merged with and into UCC (the "Merger") effective on August 21, 1996. As a result of the Merger, UCC became a wholly owned subsidiary of Crompton.
Uniroyal Chemical remained a wholly owned subsidiary of UCC.

     By unanimous written consent dated September 27, 1996, the Board of Directors of UCC replaced the accounting firm of Deloitte & Touche LLP ("Deloitte") with KPMG Peat Marwick LLP to serve as independent certifying public accountants for UCC and its subsidiaries. KPMG Peat Marwick LLP is the independent certifying public accountant for Crompton and its subsidiaries. The change in accountants was effective on September 27, 1996.

     The report of Deloitte on the financial statements for UCC and its subsidiaries for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and for the subsequent interim periods preceding the change of accountants there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

     A letter dated September 27, 1996, from Deloitte to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K of the Exchange Act is filed as an exhibit to this report.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibit number set forth below corresponds to the number assigned to such exhibit in the Exhibit Table to Item 601 of Regulation S-K of the Exchange Act.

               Exhibit Number                    Description
             ------------------                ---------------
                     16           Letter re change in certifying accountant

ITEM 8.    CHANGE IN FISCAL YEAR.

     By unanimous written consent of the respective Boards of Directors of UCC and Uniroyal Chemical dated September 27, 1996, the directors determined that the fiscal year of UCC and Uniroyal Chemical, which commenced on September 30, 1996, shall end on December 28, 1996, and that thereafter, the fiscal year for each of UCC and Uniroyal Chemical shall commence on the Sunday following the last Saturday in December of each year and end on the last Saturday of the next following December. The fiscal years for UCC and Uniroyal Chemical will now coincide with the fiscal year for Crompton.

      UCC and Uniroyal Chemical will file a Form 10-Q to cover the transition period ending Saturday, December 28, 1996.


































                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         Uniroyal Chemical Corporation
                                         Uniroyal Chemical Company, Inc.



Dated:     September 30, 1996          By:    /s/John T. Ferguson II
                                      -----------------------------
                                          John T. Ferguson II
                                          Vice President, General Counsel
                                          and Secretary



























DELOITTE &                                     Exhibit 16
  TOUCHE LLP                -----------------------------------------
                            Stamford Harbor Park    Telephone: (203) 708-4000
                            333 Ludlow Street       Facsimile: (203) 708-4797
                            P.O. Box 10096
                            Stamford, CT  06904





September 27, 1996


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, DC  20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Uniroyal Chemical Corporation and Uniroyal Chemical Company, Inc. dated September 27, 1996.

Yours truly,


/s/ Deloitte & Touche LLP.
--------------------------












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Deloitte Touche
Tohmatsu
International
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